Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Nordson Corporation (the "Company") on Form 10-K for the year ended October 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Shamrock, vice president and corporate controller, interim chief financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2023

/s/ Stephen Shamrock
Stephen Shamrock
Vice President and Corporate Controller, Interim Chief Financial Officer